     As filed with the Securities and Exchange Commission on July 10, 1997

                                                         REGISTRATION NO. 33 -

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                             ----------------------

                                  PROTEON, INC.
             (Exact name of Registrant as specified in its charter)

                 MASSACHUSETTS                         04-2531856
          (State or other jurisdiction              (I.R.S. Employer
        of incorporation or organization)          Identification No.)


                              NINE TECHNOLOGY DRIVE
                        WESTBOROUGH, MASSACHUSETTS 01581
                                 (508) 898-2800
                    (Address of Principal Executive Offices)

                  PROTEON, INC. 1991 RESTATED STOCK OPTION PLAN
                   PROTEON, INC. EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)

                        DANIEL J. CAPONE, JR., PRESIDENT
                                  PROTEON, INC.
                              NINE TECHNOLOGY DRIVE
                        WESTBOROUGH, MASSACHUSETTS 01581
                                 (508) 898-2800
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                             ----------------------

                         CALCULATION OF REGISTRATION FEE
================================================================================================
                                             Proposed           Proposed
      Title of                               maximum            maximum
  securities to be      Amount to be      offering price       aggregate          Amount of
     registered         registered(1)      per share(2)    offering price(2)  registration fee
================================================================================================
 Common Stock, $.01         800,000          $1.78           $1,424,000           $431.47
      par value
================================================================================================

(1) The number of shares of common stock, par value $.01 per share ("Common Stock"), stated above consists of the aggregate number of additional shares not previously registered which may be sold upon the exercise of options which have been granted and/or may hereafter be granted under the Proteon, Inc. 1991 Restated Stock Option Plan (the "1991 Option Plan") and which may be sold pursuant to the Proteon, Inc. Employee Stock Purchase Plan (the "Purchase Plan"). The 1991 Option Plan and the Purchase Plan are collectively referred to as the "Plans". The maximum number of shares which may be sold under the Plans is subject to adjustment in accordance with certain anti-dilution and other provisions of said Plans. Accordingly, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement covers, in addition to the number of shares stated above, an indeterminate number of shares which may be subject to grant or otherwise issuable after the operation of any such anti-dilution and other provisions.

(2) This calculation is made solely for the purpose of determining the registration fee pursuant to the provisions of Rule 457(h) under the Securities Act as follows: Since no additional options have been granted under the Plans, the fee is calculated on the basis of the average of the high and low sale prices per share of the Common Stock on The Nasdaq Stock Market ("Nasdaq") as of a date (July 7, 1997) within 5 business days prior to filing this Registration Statement.

================================================================================

                                EXPLANATORY NOTE


     This Registration Statement relates to the registration of 500,000 additional shares of Common Stock authorized for issuance under the 1991 Option Plan and 300,000 additional shares of Common Stock for issuance under the Purchase Plan. In accordance with the instructional Note to Part I of Form S-8 as promulgated by the Securities and Exchange Commission, the information specified by Part I of Form S-8 has been omitted from this Registration Statement on Form S-8 for offers of Common Stock pursuant to the Plans.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Certain Documents by Reference.
---------------------------------------------------------

     The following documents filed by the Registrant with the Commission are incorporated herein by reference:

     (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.

     (b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

     (c) The description of the Common Stock contained in the Registrant's Registration Statement on Form 8-A (File No. 0-19175), filed under the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

     All reports and other documents filed by the Registrant after the date hereof pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such reports and documents.

Item 4.  Description of Securities.
-----------------------------------

     Not applicable.

Item 5.  Interests of Named Experts and Counsel.
------------------------------------------------

      Not applicable.

Item 6.  Indemnification of Directors and Officers.
---------------------------------------------------

     Incorporated herein by reference from Registration Statement on Form S-1, No. 33-40073.

Item 7.  Exemption from Registration Claimed.
---------------------------------------------

     Not applicable.

Item 8.  Exhibits.
------------------

       (4.1) Article 4 of Restated Articles of Organization, as Amended (Filed as Exhibit 4.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1991, and incorporated herein by reference).

       (4.2) By-Laws, as amended and restated (Filed as Exhibit 3.3 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, and incorporated herein by reference).

       (4.3) Form of Common Stock Certificate (Filed as Exhibit 4.2 to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 29, 1996, and incorporated herein by reference).

       (5) Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the legality of shares being registered.

       (23.1) Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
              (included in opinion of counsel filed as Exhibit 5).

       (23.2) Consent of Coopers & Lybrand L.L.P.

       (24) Power of Attorney to file future amendments (set forth on the signature page of this Registration Statement).

       (99.1) Proteon, Inc. 1991 Restated Stock Option Plan (filed as Exhibit
              10.6 to the Registration Statement on Form S-1, Registration No. 33-40073, as amended, and incorporated herein by reference).

       (99.2) Proteon, Inc. Employee Stock Purchase Plan, as amended (filed as
              Exhibit 28.1 to the Registration Statement on Form S-8, Registration No. 33-41702, and incorporated herein by reference).


Item 9.  Undertakings.
----------------------

(a)  The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

     (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

     (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

          PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Westborough, MA, on July 7, 1997.

                                    PROTEON, INC.



                                    By: /S/ Steven T. Shedd
                                        ----------------------------------------
                                        Steven T. Shedd
                                        Chief Financial Officer



     Each person whose signature appears below constitutes and appoints Steven
T. Shedd his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 of Proteon, Inc. and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                                Title                             Date
        ---------                                -----                             ----

By: /s/ Daniel J. Capone, Jr.   Director, President, Chief Executive Officer   July 7, 1997
------------------------------  (principal executive officer)
Daniel J. Capone, Jr.


By: /s/ Steven T. Shedd         Chief Financial Officer                        July 7, 1997
------------------------------  (principal financial officer)
Steven T. Shedd


By: /s/ David Clark             Director                                       July 7, 1997
------------------------------
David Clark



By: /s/ Robert M. Glorioso      Director                                       July 7, 1997
------------------------------
Robert M. Glorioso


By:                             Director (Chairman)                            July _, 1997
------------------------------
Howard C. Salwen

                                PROTEON, INC.

                         INDEX TO EXHIBITS FILED WITH
                       FORM S-8 REGISTRATION STATEMENT


Exhibit
Number    Description
------    -----------

4.1       Article 4 of Restated Articles of Organization, as Amended (Filed as
          Exhibit 4.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1991, and incorporated herein by reference).

4.2 By-Laws, as amended and restated (Filed as Exhibit 3.3 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, and incorporated herein by reference).

4.3 Form of Common Stock Certificate (Filed as Exhibit 4.2 to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 29, 1996, and incorporated herein by reference).

5 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the legality of shares being registered.

23.1 Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.(included in opinion of counsel filed as Exhibit 5).

23.2      Consent of Coopers & Lybrand L.L.P.

24 Power of Attorney to file future amendments (set forth on the signature page of this Registration Statement).

99.1 Proteon, Inc. 1991 Restated Stock Option Plan (filed as Exhibit 10.6 to the Registration Statement on Form S-1, Registration No. 33-40073, as amended, and incorporated herein by reference).

99.2      Proteon, Inc. Employee Stock Purchase Plan, as amended (filed as
          Exhibit 28.1 to the Registration Statement on Form S-8, Registration No. 33-41702, and incorporated herein by reference).